Exhibit 99.2
EXECUTION VERSION
VOTING AGREEMENT
     This VOTING AGREEMENT, dated as of February 3, 2011 (this “Agreement”), is made by and among SL Resort Holdings Inc., a Delaware corporation (“Parent”), Resort Merger Sub Inc., a Texas corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Robert E. Mead (the “Shareholder”), in his individual capacity and as trustee of the voting trust (the “Voting Trust”) created under the Voting Agreement, dated November 1, 1999, between Robert E. Mead and Judith Mead (the “Voting Trust Agreement”), and Judith Mead.
RECITALS:
     WHEREAS, simultaneously with the execution of this Agreement, Parent, Merger Sub and Silverleaf Resorts, Inc., a Texas corporation (the “Company”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”; all capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Merger Agreement), pursuant to which, among other things, Merger Sub will merge with and into the Company with the Company continuing as the surviving corporation (the “Merger”);
     WHEREAS, the Shareholder is the record and beneficial owner (as defined in Rule 13d-3 of the Exchange Act, which meaning will apply for all purposes of this Agreement whenever the term “beneficial” or “beneficially” is used) of the Shares listed on Schedule A hereto (the “Subject Shares” and, together with any other Shares or other voting securities of the Company acquired by the Shareholder after the date hereof, whether purchased, issued upon the exercise of warrants, options, conversion of convertible securities or otherwise acquired, the Shareholder’s “Shares”);
     WHEREAS, as a condition and inducement to Parent’s and Merger Sub’s willingness to enter into the Merger Agreement, Parent and Merger Sub have requested that the Shareholder agree, and the Shareholder hereby agrees, to enter into this Agreement; and
     WHEREAS, the Board of Directors of the Company has approved the Merger Agreement and the transactions contemplated thereby, and has approved this Agreement and the transactions contemplated hereby prior to the execution and delivery hereof by the Shareholder or any other party, understanding that the execution and delivery of this Agreement by the Shareholder is a material inducement and condition to Parent’s willingness to enter into the Merger Agreement.
     NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:
ARTICLE I
VOTING AGREEMENT
Section 1.1 Voting Agreement.
     (a) The Shareholder hereby agrees to (x) appear at any annual or special meeting of the Company’s shareholders (including any adjournment or postponement thereof), however and whenever called, or otherwise cause the Subject Shares to be counted as present for purposes of calculating a quorum, and (y) vote (or cause to be voted) in person or by proxy, all Subject Shares that the Shareholder is entitled to vote at the time of any vote, whether at an annual or special meeting of the Company’s shareholders (including any adjournment or postponement thereof) or in connection with any written consent of the shareholders of the Company, with respect to matters set forth in this Section 1.1 (if then permitted), to the fullest extent that such Subject Shares are entitled to be voted at the time of any vote or action by written consent:
     (i) in favor of the adoption of the Merger Agreement (or any amendment thereof) and any transactions contemplated thereby, including the Merger, and in favor of any actions that could be reasonably expected to be in furtherance thereof submitted for a vote of the Company’s shareholders, including, without limiting any of the foregoing obligations, in favor of any proposal to adjourn or postpone any meeting of the Company’s shareholders at which any of the foregoing matters are submitted for consideration and vote of the Company’s shareholders to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of the foregoing matters;
     (ii) against (and shall not provide consents to or vote in favor of) (A) any Takeover Proposal, (B) the adoption of any Acquisition Agreement or any other agreement relating to a Takeover Proposal or (C) any liquidation, winding-up, reorganization, recapitalization or other restructuring of the Company or any Subsidiary of the Company; and
     (iii) against (and shall not provide consents to or vote in favor of) any other proposal or action submitted for the approval of the Company’s shareholders that is intended, or that would reasonably be expected to impede, interfere with, prevent, postpone or delay the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement.
     (b) Any such vote will be cast (or consent will be given, if applicable) in accordance with the procedures applicable thereto so as to ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent.
     (c) Except as set forth in this Section 1.1, the Shareholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matters presented to the shareholders of the Company, provided such other matters do not breach any of the Shareholder’s obligations under this Section 1.1.
Section 1.2 Action by Shareholder Capacity Only.
     Each of Parent and Merger Sub acknowledges that the Shareholder has entered into this Agreement solely in his capacity as the record and beneficial owner of the Subject Shares (and not in any other capacity, including without limitation, any capacity as a director or officer of the Company). Nothing herein shall limit or affect any actions taken by the Shareholder in his capacity as a director or officer of the Company, or require the Shareholder to take any action in his capacity as a director or officer of the Company, including, without limitation, to disclose information acquired solely in his capacity as a director or officer of the Company, and any actions taken (whatsoever), or failure to take any actions (whatsoever), by him in such capacity as a director or officer of the Company shall not be deemed to constitute a breach of this Agreement. Without limiting the foregoing, and for the avoidance of doubt, nothing in this Section 1.2 shall affect any of the rights or remedies of Parent and Merger Sub under the Merger Agreement or relieve the Company from any breach or violation of the Merger Agreement caused by any action or omission of the Shareholder (in his capacity as a director or officer of the Company or otherwise).
Section 1.3 Appraisal Rights.
     The Shareholder hereby waives, and agrees not to exercise or assert, any appraisal or similar rights (including under Sections 10.354 or 10.356 of the TBOC) in connection with the Merger.
Section 1.4 Grant of Proxy.
     In furtherance of Section 1.1(a) of this Agreement, the Shareholder (i) hereby irrevocably grants to, and appoints each of Mark Neporent and Seth Plattus its irrevocable proxy and attorney-in-fact (with full power of substitution and resubstitution) to vote the Subject Shares, provide written consents, express consent or dissent or otherwise utilize voting power in accordance with Section 1.1(a) of this Agreement prior to the Expiration Date, provided, however, that the Shareholder’s grant of the proxy contemplated by this Section 1.4(i) shall be effective if, and only if, the Shareholder has not delivered to the Secretary of the Company at least 10 Business Days prior to such meeting a duly executed proxy card previously approved by Parent voting the Subject Shares in the manner specified in Section 1.1(a) or in the event such proxy card has been thereafter modified or revoked or otherwise fails to provide evidence of the Shareholder’s compliance with its obligations under Section 1.1(a) in form and substance reasonably acceptable to Parent, (ii) hereby affirms that the irrevocable proxy set forth in this Section 1.4, if it becomes effective pursuant to clause (i), is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement and (iii) hereby (a) affirms that the irrevocable proxy is coupled with an interest and (b) affirms that such irrevocable proxy, if it becomes effective pursuant to clause (i), is executed and intended to be irrevocable in accordance with the provisions of Sections 21.369 and 21.370 of the TBOC. The Shareholder hereby represents that all proxies, powers of attorney, instructions or other requests given by the Shareholder prior to the execution of this Agreement in respect of the voting of the Shares, if any, are not irrevocable and the Shareholder hereby revokes (or causes to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to the Shares.
The vote, if any, of the proxy holder pursuant to the proxy set forth in this Section 1.4 shall control the outcome, and be determinative, of any conflict between the vote by the proxy holder of the Subject Shares and a vote by the Shareholder of the Subject Shares. The Shareholder shall provide evidence to Parent in connection with the actions of the Shareholder under or relating to this Section 1.4 as Parent shall reasonably request.
Section 1.5 No Ownership Interest.

     Nothing contained in this Agreement shall be deemed to vest in Parent, Merger Sub or the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits of and relating to the Shareholder’s Shares shall remain vested in and belong to the Shareholder, and Parent and Merger Sub shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority, sole or shared, to direct the Shareholder in the voting of any of its Shares, except as otherwise specifically provided herein, or in the exercise of the Shareholder’s rights as a shareholder of the Company, nor shall anything in this Agreement limit or restrict the Shareholder from acting in the Shareholder’s capacity as a director or officer of the Company. Nothing in this Agreement shall be interpreted as (i) obligating the Shareholder to exercise any warrants, options, conversion of convertible securities or otherwise to acquire Shares, (ii) creating or forming a “group” with any other Person, including Parent or any other Shareholder, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law, or (iii) causing Parent or Merger Sub to be an “affiliated shareholder” as defined in Section 21.602 of the TBOC or to have voting power, “control” or “beneficial ownership” over any Shares for purposes of Sections 21.601 to 21.610 of the TBOC.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER
     The Shareholder hereby represents and warrants to Parent that:
Section 2.1 Organization; Authorization.
     The Shareholder is the trustee of the Voting Trust and has the requisite legal capacity, power and authority to execute and deliver this Agreement, to fulfill and perform its obligations hereunder and to consummate the transactions contemplated hereby. The Shareholder has all necessary authorizations for the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a legally valid and binding agreement of the Shareholder enforceable by Parent against the Shareholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar Laws and equitable principles relating to or limiting creditors’ rights generally. The Voting Trust is in full force and effect.
Section 2.2 Non-Contravention.
     Other than the filing by the Shareholder of any reports with the SEC required by Law, the execution, delivery and performance of this Agreement by the Shareholder does not and shall not (i) violate any applicable Law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent, approval or other action by, filing with or notification to, any Person or any Governmental Entity, (iii) violate any other agreement, arrangement or instrument to which Shareholder is a party or by which Shareholder is bound, including, without limitation, the Voting Trust Agreement, or (iv) result in the creation of any Liens on the right to vote any Shares, except for any of the foregoing that, individually or in the aggregate would not and would not reasonably be expected to, restrict, prevent or delay in any material respect the performance by the Shareholder of its obligations under this Agreement.
Section 2.3 Ownership of Subject Shares.
     The Shareholder is the record and beneficial owner of the Subject Shares set forth on Schedule A, free and clear of any Liens (including co-sale rights, rights of first refusal or any other restriction on Transfer (as defined in Section 5.1 below) or any restriction on the right to vote the Subject Shares), other than pursuant to this Agreement, the Merger Agreement or under applicable federal or state securities Laws, and the Shareholder has, and at all times during the term of this Agreement will have, good and valid title to such Subject Shares and the sole power, directly or indirectly, to vote all Shares and as such has, and at all times during the term of this Agreement will have, the complete and exclusive power, to, directly or indirectly, issue (or cause the issuance of) instructions with respect to the matters set forth in Article I and agree to all matters set forth in this Agreement. Except for this Agreement or as disclosed to Parent in writing upon prior to the execution of this Agreement, none of the Subject Shares is (and no Shares will be during the term of this Agreement) subject to any proxy, voting agreement, voting trust, power-of-attorney, consent or other agreement, arrangement or instrument with respect to the voting of such Subject Shares.
Section 2.4 Reliance by Parent.
     The Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by the Shareholder and the representations and warranties of the Shareholder contained herein. The Shareholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the other transactions contemplated thereby.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
     Parent and Merger Sub hereby represent and warrant to the Shareholder that:
Section 3.1 Organization; Authorization.
     Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all power and the requisite authority to execute and deliver this Agreement, to fulfill and perform its obligations hereunder and to consummate the transactions contemplated hereby. Each of Parent and Merger Sub has all necessary authorizations for the execution, delivery and performance of this Agreement. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and constitutes a legal, valid and binding agreement of each of Parent and Merger Sub enforceable by the Shareholder against Parent and Merger Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar Laws and equitable principles relating to or limiting creditors’ rights generally.

ARTICLE IV
EFFECT OF MERGER
Section 4.1 Effect on the Shares.
     The Shareholder hereby agrees and acknowledges that (a) subject to the terms and conditions of the Merger Agreement, at the Effective Time, each Share owned by the Shareholder and issued and outstanding immediately prior to the Effective Time shall be automatically converted into the right to receive an amount in cash equal to the Merger Consideration, and (b) at the Effective Time, the Shareholder shall have no other rights with respect to the Shares other than the right to receive the Merger Consideration in respect of each Share, subject to and in accordance with the terms of the Merger Agreement. The Shareholder hereby waives its right to exercise appraisal, dissenter’s, or other similar rights with respect to the Merger.
ARTICLE V
COVENANTS
Section 5.1 No Transfers.
     (a) Except as expressly set forth in this Agreement, the Shareholder shall not, without the prior written consent of Parent (which may be withheld for any reason or for no reason), directly or indirectly, (i) grant any proxies or enter into any voting agreement, voting trust, power-of-attorney, consent or other agreement or arrangement with respect to the voting of any Shares, other than any proxies, voting trusts or voting agreements or arrangements that are not inconsistent and could not reasonably be expected to interfere in any manner with the voting obligations of the Shareholder contained in this Agreement or the agreements made under this Agreement, or (ii) sell, assign, transfer, hypothecate, pledge, encumber, permit the creation of a lien upon, or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) (any of the foregoing, a “Transfer”), or enter into any contract, option, hedging, derivative transaction or other arrangement or understanding with respect to the direct or indirect Transfer of, any Shares or any right, title or interest therein or related thereto. Without limiting the foregoing, as a condition to any consent of Parent to any of the actions described in clause (i) or (ii) above, (x) the person receiving the proxy or entering into any voting trust, power-of-attorney or other agreement or arrangement with respect to any voting of any Shares during the term of this Agreement or (y) the transferee in respect of such Transfer or who receives the rights under any contract, option or other arrangement or understanding with respect to the direct or indirect Transfer of any Shares, must agree in writing, in an instrument reasonably acceptable to Parent, to be bound by this Agreement as a Shareholder hereunder. Notwithstanding the foregoing, with the prior written consent of Parent, a Shareholder may Transfer its Shares to an immediate family member or to a trust solely for estate planning purposes, if such immediate family member or trustee, as the case may be, agrees in writing, in an instrument reasonably acceptable to Parent, to be bound by this Agreement as a Shareholder hereunder.

     (b) The Shareholder shall not request that the Company or its transfer agent register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares and hereby consents to the entry of stop transfer instructions by the Company of any Transfer of such Subject Shares (and any other Shares that are beneficially owned by the Shareholder), unless such Transfer is made in compliance with this Agreement.
     (c) In the event of a stock dividend or distribution, or any change in the Shares by reason of any stock dividend or distribution, or any change in the Shares by reason of any stock dividend, split-up, recapitalization, reclassification, combination, exchange of shares or the like, the terms “Shares” or “Subject Shares” shall be deemed to refer to and include the Shares or Subject Shares, as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares or Subject Shares may be changed or exchanged. The Shareholder shall be entitled to receive any cash dividend paid by the Company with respect to the Shares during the term of this Agreement until the Effective Time.
Section 5.2 Additional Shares.
     The Shareholder agrees, while this Agreement is in effect, to notify Parent promptly in writing of the number of any additional shares of capital stock of the Company or any right to acquire capital stock of the Company acquired by the Shareholder, if any, after the date hereof.
Section 5.3 Solicitation.
     The Shareholder shall not, directly or indirectly, (i) initiate, solicit or knowingly encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a Takeover Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person relating to, or for the purpose of knowingly encouraging, any Takeover Proposal or otherwise knowingly facilitate any effort or attempt to make an Takeover Proposal, or (iii) take any action to make the provisions of any “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation (including any transaction under, or a third party becoming an “affiliated shareholder” or to having voting power, “control” or “beneficial ownership” over any Shares under, Sections 21.601 to 21.610 of the TBOC) applicable to the Merger to the extent not already applicable thereto as of the date hereof. Any violation of this Section 5.3 by any of the Shareholder’s Affiliates or Representatives (to the extent acting or purporting to act in such capacity) shall be deemed to be a violation by the Shareholder of this Section 5.3; provided that, for the avoidance of doubt, actions by the Company (but not including the Shareholder in his capacity as a shareholder of the Company) taken in accordance with the terms and conditions of Section 5.3 of the Merger Agreement shall not violate this Section 5.3.
Section 5.4 Further Assurances.
     Parent, to the extent reasonably requested by the Shareholder, and the Shareholder, to the extent reasonably requested by Parent, will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable efforts to take, or cause to be taken, all actions necessary to comply with its obligations under this Agreement.
Section 5.5 Filings.
     The Shareholder (a) consents to and authorizes the publication and disclosure by Parent and/or the Company of the Shareholder’s identity and holding of Shares, the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure and filing of this Agreement) and any other information, in each case, solely to the extent that it is required to be disclosed by applicable Law in any Statement on Schedule 13D, any Current Report on Form 8-K, the Proxy Statement, any other disclosure document required to be filed in connection with the Merger Agreement and any other filings with or notices to Governmental Entities required to be filed or made under applicable Law and (b) agrees promptly to give to Parent any information that in the reasonable determination of Parent is required for inclusion in any such documents to be filed by Parent, the Company or any of their respective Affiliates (provided, that the foregoing shall not require the Shareholder to disclose (i) any information, that in the reasonable judgment of the Shareholder, would result in the disclosure of any trade secrets of third parties or violate any of its confidentiality obligations owed to third parties, (ii) any information that would, in the reasonable judgment of the Shareholder, waive the protection of attorney-client privilege if the Shareholder shall have used reasonable best efforts to disclose such information in a way that would not waive such privilege, or (iii) any sensitive or confidential information that would expose the Shareholder to the risk of liability). Parent (x) consents to and authorizes the publication and disclosure by the Shareholder of Parent’s identity, the nature of Parent’s and the Shareholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure and filing of this Agreement) and any other information, in each case, solely to the extent that it is required to be disclosed by applicable Law in any Statement on Schedule 13D or 13G (or amendments thereto) and any other filings with or notices to Governmental Entities required to be filed or made under applicable Law and (y) agrees promptly to give to the Shareholder any information that in the reasonable determination of the Shareholder is required for inclusion in any such documents (provided, that the foregoing shall not require Parent (i) to disclose any information, that in the reasonable judgment of the Parent, would result in the disclosure of any trade secrets of third parties or violate any of its confidentiality obligations owed to third parties, (ii) to disclose any information that would, in the reasonable judgment of Parent, waive the protection of attorney-client privilege if Parent shall have used reasonable best efforts to disclose such information in a way that would not waive such privilege, or (iii) to disclose any sensitive or confidential information that would expose the Parent or any of its Affiliates to the risk of liability). Each party hereto agrees to promptly notify the other parties hereto of any required corrections with respect to any information supplied by such party specifically for use in any such document, if and to the extent that any such information shall have become false or misleading in any material respect.
Section 5.6 Voting Trust Matters.

     Robert E. Mead and Judith Mead, as holders of voting trust certificates under the Voting Trust, each hereby agree that, for so long as this Agreement is in effect, they will not permit or cause (a) the termination or dissolution of the Voting Trust or (b) Robert E. Mead to resign or be removed as trustee of the Voting Trust.
ARTICLE VI
MISCELLANEOUS
Section 6.1 Termination.
     Unless the parties otherwise agree in writing, this Agreement shall automatically terminate and be null and void and have no effect upon the earliest to occur of (i) the mutual written consent of Parent and the Shareholder, (ii) the Effective Time, and (iii) the termination of the Merger Agreement in accordance with its terms (such date, the “Expiration Date”); provided, that this Article VI shall survive any termination of this Agreement. Nothing in this Section 6.1 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement and the termination of this Agreement shall not prevent any other party hereunder from seeking any remedies (in law or in equity) against such breaching party in respect of any such breach.
Section 6.2 Amendments.
     Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.
Section 6.3 Expenses.
     All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 6.4 Successors and Assigns; No Third Party Beneficiaries.
     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party may, directly or indirectly, assign, delegate or otherwise Transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto, except that Parent may assign its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of Parent or to an Affiliate of Parent without such consent, in each case to which it assigns its obligations under the Merger Agreement after providing written notice to the Shareholder at least two Business Days prior to such assignment; and provided, further, that no such assignment shall relieve the assigning party of its obligations hereunder. In addition to any other remedies available to any party hereunder in law or in equity in respect thereof, any assignment or Transfer in contravention of this Agreement shall be null and void. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.
Section 6.5 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.
     This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the Laws of the State of Delaware (other than with respect to matters governed by the TBOC, with respect to which such Laws apply) that are applicable to contracts entered into and to be performed solely in the State of Delaware, without regard to conflict of laws principles. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery in the State of Delaware (provided that, in the event subject matter jurisdiction is unavailable in or declined by the Court of Chancery, then all such claims shall be brought, heard and determined exclusively in any other state or federal court sitting in the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 6.5, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable Law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 6.6 Counterparts; Effectiveness.
     This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

Section 6.7 Severability.
     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
Section 6.8 Notices.
     Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or overnight courier:
If to Parent or Merger Sub:
SL Resort Holdings Inc.
c/o Cerberus Capital Management, L.P.
299 Park Avenue
New York, New York 10171
Attention: Mark A. Neporent
Facsimile: (212) 891-1541
with a copy to:
Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Attention: Stuart D. Freedman
Facsimile: (212) 593-5955
If to the Shareholder:
Robert E. Mead
1221 River Bend Drive, Suite 120
Dallas, Texas 75247
Facsimile: 214-905-0514
with a copy to:

Andrews Kurth LLP
1717 Main Street
Suite 3700
Dallas, Texas 75201
Telecopy: (214) 659-4401
Attention: J. David Washburn
and:
Meadows Collier Reed Cousins & Ungerman LLP
3700 Bank of America Plaza
901 Main Street
Dallas, Texas 75202
Telecopy: (214) 747-3732
Attention: David N. Reed
or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three Business Days after deposit in the mail, if sent by registered or certified mail; upon confirmation of successful transmission if sent by facsimile (provided, that if given by facsimile such notice, request, instruction or other document shall be followed up within one Business Day by dispatch pursuant to one of the other methods described herein); or on the next Business Day after deposit with an overnight courier, if sent by an overnight courier.
Section 6.9 Interpretation.
     When reference is made in this Agreement to Articles, Sections or Schedules, such reference shall be to an Article, Section or Schedule to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed in each case to be followed by the words “without limitation.” The words “hereof”, “herein”, “hereby” and “hereunder” and words of similar import mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Reference to any agreement (including this Agreement), document or instrument shall mean, unless provided otherwise herein, such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. The use of the masculine, feminine or neuter gender herein shall not limit any provision of this Agreement. Terms defined in the singular have a comparable meaning when used in the plural, and vice versa. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.
Section 6.10 Entire Agreement.

     This Agreement (including any exhibits hereto) and, to the extent referenced herein, the Merger Agreement, constitute the entire agreement among the parties with respect to the voting of Shares owned by the Shareholder in connection with the Merger, and there are no other prior agreements or understandings either written or oral, among the parties hereto with respect to the subject matter hereof.
Section 6.11 Failure or Indulgence Not Waiver; Remedies Cumulative.
     No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. Except as otherwise expressly set forth herein, all rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies in law or in equity otherwise available.
Section 6.12 Specific Performance.
     The parties agree that irreparable damage and harm would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled (in addition to other remedies to which they may be entitled in law or in equity) to an injunction or injunctions, temporary restraining orders or other equitable relief to prevent breaches of this Agreement, and to enforce specifically the terms and provisions of this Agreement. Each party hereto agrees not to oppose the granting of such relief in the event a court determines that such a breach has occurred, and to waive any requirement for the securing or posting of any bond in connection with any such remedies. Notwithstanding anything to the contrary herein, to the extent the terms of this Section 6.12 conflict with the rights and remedies of Parent or Merger Sub under the Merger Agreement with respect to any claim arising out of or related to the Merger Agreement, the Merger Agreement shall control.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SL RESORT HOLDINGS INC.
By:	/s/ Kevin Genda
Name: Kevin Genda
Title: President

RESORT MERGER SUB INC.
By:	/s/ Kevin Genda
Name: Kevin Genda
Title: President

SHAREHOLDER:
ROBERT E. MEAD, in his individual capacity and as
trustee of the Voting Trust
/s/ Robert E. Mead

JUDITH MEAD, for purposes of Section 5.6 hereof
/s/ Judith Mead

SPOUSAL CONSENT
      The undersigned, Judith Mead, spouse of Robert Mead, does hereby subscribe her name in evidence of and in consent to the execution and performance of this Agreement by Robert Mead, Parent and Merger Sub with respect to any community property interest that the undersigned may have in any property, including, without limitation, the capital stock of Silverleaf Resorts, Inc. a Texas corporation, referred to in this Agreement and to all provisions of this Agreement.
/s/ Judith Mead

Name: Judith Mead

SCHEDULE A
OWNERSHIP OF SUBJECT SHARES
Number of Subject Shares
9,349,417